Exhibit 32

AVISTA CORPORATION

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CERTIFICATION OF CORPORATE OFFICERS

(Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002)

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Each of the undersigned, Dennis P. Vermillion, Chief Executive Officer of Avista Corporation (the “Company”), and Kevin J. Christie, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2024

/s/ Dennis P. Vermillion
Dennis P. Vermillion
Chief Executive Officer

/s/ Kevin J. Christie
Kevin J. Christie
Senior Vice President, Chief Financial Officer
Treasurer and Regulatory Affairs Officer